MORGAN STANLEY

Accredited Home Lenders

AHL 2004-1

All records

3,160 records

Balance: 487,462,152

Selection Criteria: All records

Table of Contents

1. Summary Statistics

2. Product Types

3. Range of Gross Interest Rates (%)

4. Range of Cut-off Date Principal Balances ($)

5. Stated Original Term (months)

6. Range of Stated Remaining Terms (months)

7. Range of Original LTV Ratios (%)

8. Range of Gross Margins (%)

9. Range of Minimum Mortgage Rates (%)

10. Range of Maximum Loan Rates (%)

11. Initial Periodic Cap (%)

12. Subsequent Periodic Cap (%)

13. Next Rate Adjustment Dates

14. Geographic Distribution of Mortgaged Properties

15. Occupancy

16. Property Type

17. Loan Purpose

18. Documentation Level

19. Credit Score

20. Prepayment Penalty Term

21. Lien Position

1. Summary Statistics

Number of Mortgage Loans: 3,160

Aggregate Principal Balance ($): 487,462,152

Weighted Average Current Mortgage Rate (%): 6.906

Non-Zero Weighted Average Margin (%): 5.536

Non-Zero Weighted Average Maximum Rate (%): 13.867

Weighted Average Stated Original Term (months): 355

Weighted Average Stated Remaining Term (months): 353

Weighted Average Original LTV (%): 78.16

% First Liens: 100.00

% Owner Occupied: 96.72

% Purchase: 37.12

% Full Doc: 80.71

Non-Zero Weighted Average Credit Score: 640

2. Product Types

Product Types	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Fixed - 10 Year	8	552,717	0.11	6.934	119	65.76	632
Fixed - 15 Year	91	8,791,716	1.80	6.957	179	70.05	635
Fixed - 20 Year	50	5,247,467	1.08	6.993	239	79.37	636
Fixed - 25 Year	7	829,228	0.17	6.632	299	75.34	671
Fixed - 30 Year	926	120,740,515	24.77	7.026	359	75.71	640
Balloon - 15/30	11	1,374,601	0.28	6.942	179	79.88	671
ARM - 2 Year/6 Month	659	112,258,547	23.03	6.970	359	78.70	628
ARM - 3 Year/6 Month	1,174	181,274,770	37.19	7.027	359	79.36	637
Interest Only - ARM 2 Year/6 Month	112	28,684,220	5.88	6.015	359	79.73	678
Interest Only - ARM 3 Year/6 Month	108	24,675,616	5.06	6.210	359	79.62	670
Interest Only - Fixed - 30 Year	14	3,032,755	0.62	6.357	359	81.09	697

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

3. Range of Gross Interest Rates (%)

Range of Gross Interest Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
4.000 - 4.999	7	1,461,026	0.30	4.990	359	77.19	728
5.000 - 5.999	311	64,384,957	13.21	5.836	357	78.16	678
6.000 - 6.999	1,522	248,261,211	50.93	6.618	353	77.72	645
7.000 - 7.999	1,049	140,499,529	28.82	7.520	353	79.06	623
8.000 - 8.999	232	28,616,996	5.87	8.465	355	78.36	601
9.000 - 9.999	33	3,573,681	0.73	9.618	359	72.89	561
10.000 - 10.999	5	600,865	0.12	10.497	359	75.34	558
12.000 - 12.999	1	63,887	0.01	12.500	358	80.00	674

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

Minimum: 4.990

Maximum: 12.500

Weighted Average: 6.906

4. Range of Cut-off Date Principal Balances ($)

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
25,001 - 50,000	25	1,247,634	0.26	7.433	311	49.26	654
50,001 - 75,000	399	25,897,267	5.31	7.410	335	74.81	629
75,001 - 100,000	569	50,414,772	10.34	7.218	347	75.96	627
100,001 - 125,000	490	55,144,187	11.31	7.079	352	78.56	632
125,001 - 150,000	414	56,726,222	11.64	6.980	352	78.98	636
150,001 - 175,000	291	47,305,797	9.70	6.882	357	77.78	639
175,001 - 200,000	258	48,332,328	9.92	6.873	356	78.04	648
200,001 - 225,000	167	35,579,243	7.30	6.809	354	78.65	636
225,001 - 250,000	125	29,685,982	6.09	6.741	358	79.48	648
250,001 - 275,000	104	27,312,799	5.60	6.786	357	78.52	637
275,001 - 300,000	84	24,296,686	4.98	6.734	357	78.23	645
300,001 - 325,000	72	22,573,329	4.63	6.644	359	79.76	650
325,001 - 350,000	44	14,829,489	3.04	6.639	359	80.85	657
350,001 - 375,000	30	10,836,220	2.22	6.694	359	83.12	651
375,001 - 400,000	43	16,818,089	3.45	6.699	359	78.02	662
400,001 - 425,000	9	3,734,005	0.77	6.494	359	74.68	651
425,001 - 450,000	12	5,270,263	1.08	6.452	359	78.18	669
450,001 - 475,000	12	5,536,218	1.14	6.716	349	78.47	635
475,001 - 500,000	12	5,921,621	1.21	6.227	359	79.03	646

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

Minimum: 49,549

Maximum: 500,000

Average: 154,260

5. Stated Original Term (months)

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
120	8	552,717	0.11	6.934	119	65.76	632
180	104	10,304,891	2.11	6.961	179	71.47	640
240	50	5,247,467	1.08	6.993	239	79.37	636
300	7	829,228	0.17	6.632	299	75.34	671
360	2,991	470,527,849	96.53	6.904	359	78.31	640

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

Minimum: 120

Maximum: 360

Weighted Average: 355

6. Range of Stated Remaining Terms (months)

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
109 - 120	8	552,717	0.11	6.934	119	65.76	632
169 - 180	104	10,304,891	2.11	6.961	179	71.47	640
229 - 240	50	5,247,467	1.08	6.993	239	79.37	636
289 - 300	7	829,228	0.17	6.632	299	75.34	671
349 - 360	2,991	470,527,849	96.53	6.904	359	78.31	640

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

Minimum: 118

Maximum: 360

Weighted Average: 353

7. Range of Original LTV Ratios (%)

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
15.01 - 20.00	3	229,870	0.05	7.151	360	17.93	587
20.01 - 25.00	2	139,774	0.03	7.132	358	22.24	629
25.01 - 30.00	7	458,179	0.09	6.883	306	27.76	625
30.01 - 35.00	12	1,251,004	0.26	6.761	332	32.86	640
35.01 - 40.00	19	1,583,743	0.32	7.491	353	37.64	635
40.01 - 45.00	32	3,642,481	0.75	6.816	351	42.64	630
45.01 - 50.00	37	4,580,577	0.94	6.834	337	48.24	611
50.01 - 55.00	41	5,078,881	1.04	6.927	345	53.28	610
55.01 - 60.00	78	9,581,689	1.97	7.030	339	57.85	615
60.01 - 65.00	108	14,423,386	2.96	6.983	343	62.99	617
65.01 - 70.00	190	27,422,452	5.63	7.023	352	68.24	612
70.01 - 75.00	263	37,388,171	7.67	7.172	352	73.39	608
75.01 - 80.00	1,641	273,235,472	56.05	6.766	356	79.77	657
80.01 - 85.00	260	40,081,753	8.22	6.840	352	83.76	635
85.01 - 90.00	467	68,364,721	14.02	7.275	353	89.25	617

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

Minimum: 16.35

Maximum: 90.00

Weighted Average: 78.16

8. Range of Gross Margins (%)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Fixed Rate Loans	1,107	140,568,999	28.84	7.003	340	75.61	641
<= 3.500	5	1,046,212	0.21	4.990	359	80.00	725
3.501 - 4.000	14	3,247,929	0.67	5.438	359	79.35	691
4.001 - 4.500	190	39,993,466	8.20	5.850	359	78.98	676
4.501 - 5.000	362	68,691,654	14.09	6.278	359	79.31	656
5.001 - 5.500	504	88,967,088	18.25	6.733	359	78.97	640
5.501 - 6.000	420	65,892,257	13.52	7.084	359	79.32	631
6.001 - 6.500	290	41,689,107	8.55	7.611	359	79.68	617
6.501 - 7.000	156	22,662,405	4.65	7.972	358	80.33	616
7.001 - 7.500	69	9,213,818	1.89	8.550	359	78.59	595
7.501 - 8.000	26	3,378,572	0.69	8.940	359	74.10	600
8.001 - 8.500	10	1,324,961	0.27	9.713	359	73.12	561
8.501 - 9.000	3	445,903	0.09	10.120	359	80.21	563
9.001 - 9.500	3	275,894	0.06	10.679	359	66.41	530
>10.000	1	63,887	0.01	12.500	358	80.00	674

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

Non-Zero Minimum: 3.490

Maximum: 11.000

Non-Zero Weighted Average: 5.536

9. Range of Minimum Mortgage Rates (%)

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Fixed Rate Loans	1,107	140,568,999	28.84	7.003	340	75.61	641
<=5.000	5	1,046,212	0.21	4.990	359	80.00	725
5.001 - 5.500	24	5,592,798	1.15	5.413	359	78.68	683
5.501 - 6.000	250	52,612,321	10.79	5.883	359	79.31	675
6.001 - 6.500	413	75,266,173	15.44	6.366	359	78.90	652
6.501 - 7.000	585	99,137,173	20.34	6.847	359	78.97	635
7.001 - 7.500	346	53,252,182	10.92	7.341	359	79.99	626
7.501 - 8.000	269	38,522,552	7.90	7.833	359	79.88	616
8.001 - 8.500	88	12,031,451	2.47	8.306	359	80.12	598
8.501 - 9.000	46	6,253,707	1.28	8.830	359	76.37	602
9.001 - 9.500	14	1,525,900	0.31	9.377	359	70.74	553
9.501 - 10.000	8	1,199,344	0.25	9.959	359	76.66	564
10.001 - 10.500	2	213,516	0.04	10.324	358	59.92	532
10.501 - 11.000	2	175,937	0.04	10.994	359	76.43	526
12.001 - 12.500	1	63,887	0.01	12.500	358	80.00	674

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

Non-Zero Minimum: 4.990

Maximum: 12.500

Non-Zero Weighted Average: 6.867

10. Range of Maximum Loan Rates (%)

Range of Maximum Loan Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Fixed Rate Loans	1,107	140,568,999	28.84	7.003	340	75.61	641
<= 12.500	29	6,639,010	1.36	5.347	359	78.89	690
12.501 - 13.000	250	52,612,321	10.79	5.883	359	79.31	675
13.001 - 13.500	413	75,266,173	15.44	6.366	359	78.90	652
13.501 - 14.000	585	99,137,173	20.34	6.847	359	78.97	635
14.001 - 14.500	346	53,252,182	10.92	7.341	359	79.99	626
14.501 - 15.000	269	38,522,552	7.90	7.833	359	79.88	616
15.001 - 15.500	88	12,031,451	2.47	8.306	359	80.12	598
15.501 - 16.000	46	6,253,707	1.28	8.830	359	76.37	602
16.001 - 16.500	14	1,525,900	0.31	9.377	359	70.74	553
16.501 - 17.000	8	1,199,344	0.25	9.959	359	76.66	564
17.001 - 17.500	2	213,516	0.04	10.324	358	59.92	532
17.501 - 18.000	2	175,937	0.04	10.994	359	76.43	526
19.001 - 19.500	1	63,887	0.01	12.500	358	80.00	674

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

Non-Zero Minimum: 11.990

Maximum: 19.500

Non-Zero Weighted Average: 13.867

11. Initial Periodic Cap (%)

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Fixed Rate Loans	1,107	140,568,999	28.84	7.003	340	75.61	641
1	7	890,279	0.18	7.038	359	83.03	620
1.5	2,046	346,002,874	70.98	6.866	359	79.19	640

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

Non-Zero Minimum: 1.000

Maximum: 1.500

Non-Zero Weighted Average: 1.499

12. Subsequent Periodic Cap (%)

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Fixed Rate Loans	1,107	140,568,999	28.84	7.003	340	75.61	641
1	7	890,279	0.18	7.038	359	83.03	620
1.5	2,046	346,002,874	70.98	6.866	359	79.19	640

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

Non-Zero Minimum: 1.000

Maximum: 1.500

Non-Zero Weighted Average: 1.499

13. Next Rate Adjustment Dates

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Fixed Rate Loans	1,107	140,568,999	28.84	7.003	340	75.61	641
Nov-05	11	2,013,903	0.41	6.947	357	77.04	640
Dec-05	188	34,021,502	6.98	6.904	358	78.44	636
Jan-06	309	53,278,469	10.93	6.811	359	79.85	632
Feb-06	263	51,628,893	10.59	6.647	360	78.33	645
Oct-06	3	345,526	0.07	7.361	356	82.96	598
Nov-06	16	2,774,405	0.57	6.984	357	78.54	663
Dec-06	412	66,804,428	13.70	6.865	358	79.58	647
Jan-07	531	87,025,816	17.85	6.975	359	79.63	636
Feb-07	320	49,000,211	10.05	6.930	360	78.73	642

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

14. Geographic Distribution of Mortgaged Properties

Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
California	927	187,119,806	38.39	6.603	356	76.89	650
Florida	338	43,710,360	8.97	7.254	351	78.25	634
Texas	240	26,132,922	5.36	7.263	340	77.97	633
Maryland	88	17,055,723	3.50	7.210	350	79.39	629
Illinois	107	16,428,832	3.37	7.189	356	79.43	620
Washington	97	15,746,315	3.23	6.609	358	78.56	648
Arizona	122	15,719,087	3.22	6.900	353	79.14	639
Pennsylvania	123	15,090,935	3.10	7.106	349	79.30	628
New Jersey	68	12,542,572	2.57	7.105	353	74.14	614
Connecticut	62	11,255,715	2.31	6.851	352	77.15	632
Nevada	68	11,095,807	2.28	6.761	357	80.47	643
Virginia	61	9,740,403	2.00	7.174	356	80.61	629
Ohio	70	8,634,451	1.77	7.160	358	81.40	652
Michigan	64	8,034,931	1.65	7.256	353	82.05	613
Oregon	59	7,773,730	1.59	6.768	348	80.06	649
Other	666	81,380,565	16.69	7.117	353	79.36	637

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

Number of States/District of Columbia Represented: 46

15. Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Primary	3,016	471,483,059	96.72	6.895	354	78.36	640
Investment	128	14,204,786	2.91	7.244	353	72.48	641
Second Home	16	1,774,308	0.36	6.962	350	71.12	670

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

16. Property Type

Property Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Single Family Residence	2,549	383,635,228	78.70	6.917	353	78.18	639
Planned Unit Development	309	56,909,245	11.67	6.893	355	78.72	642
Condo	239	35,558,484	7.29	6.753	357	78.34	652
2-4 Family	62	11,281,994	2.31	7.087	348	74.15	624
Manufactured Housing	1	77,202	0.02	6.999	238	77.50	629

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

17. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Refinance - Cashout	1,716	248,601,469	51.00	7.014	351	76.80	625
Purchase	1,033	180,958,585	37.12	6.736	358	79.88	665
Refinance - Rate Term	411	57,902,098	11.88	6.974	350	78.65	629

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

18. Documentation Level

Documentation Level	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Full Documentation	2,634	393,442,195	80.71	6.833	353	78.60	635
Stated Documentation	525	93,876,156	19.26	7.208	357	76.36	662
Limited Documentation	1	143,801	0.03	7.899	359	65.41	645

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

19. Credit Score

Credit Score	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
525 - 549	140	18,125,824	3.72	7.679	356	69.93	538
550 - 574	260	35,088,306	7.20	7.442	352	77.05	563
575 - 599	329	46,913,170	9.62	7.318	352	77.95	588
600 - 624	509	72,352,870	14.84	7.104	351	77.98	613
625 - 649	763	121,431,422	24.91	6.834	355	79.06	637
650 - 674	524	84,797,867	17.40	6.765	354	78.82	661
675 - 699	308	54,472,212	11.17	6.574	355	78.71	686
700 - 724	138	22,751,772	4.67	6.459	355	78.20	710
725 - 749	95	16,427,841	3.37	6.456	348	79.47	737
750 - 774	63	9,522,598	1.95	6.324	349	78.11	760
775 - 799	29	5,215,160	1.07	6.152	356	76.78	785
800 +	2	363,109	0.07	5.250	359	81.70	805

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

Non-Zero Minimum: 525

Maximum: 806

Non-Zero Weighted Average: 640

20. Prepayment Penalty Term

Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
0	359	47,138,424	9.67	7.317	347	77.00	622
6	23	2,249,342	0.46	7.309	356	77.28	625
12	94	18,077,301	3.71	6.869	358	76.76	635
18	3	521,652	0.11	6.879	359	76.23	675
24	430	86,793,694	17.81	6.657	359	78.52	646
30	14	2,607,463	0.53	7.534	359	79.17	623
36	1,575	246,941,515	50.66	6.894	356	78.82	642
42	2	233,459	0.05	7.083	289	81.93	635
48	12	1,602,447	0.33	6.971	359	81.78	609
60	648	81,296,854	16.68	6.945	343	76.69	643

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

Non-Zero Minimum: 6

Maximum: 60

Non-Zero Weighted Average: 37

21. Lien Position

Lien Position	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
1st Lien	3,160	487,462,152	100.00	6.906	353	78.16	640

Total:	3,160	487,462,152	100.00	6.906	353	78.16	640

This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Accredited Home Lenders

AHL 2004-1

Group 1

1,676 records

Balance: 250,121,009

Selection Criteria: Group 1

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Original LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Loan Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position

1. Summary Statistics

Number of Mortgage Loans: 1,676

Aggregate Principal Balance ($): 250,121,009

Weighted Average Current Mortgage Rate (%): 6.878

Non-Zero Weighted Average Margin (%): 5.473

Non-Zero Weighted Average Maximum Rate (%): 13.807

Weighted Average Stated Original Term (months): 355

Weighted Average Stated Remaining Term (months): 354

Weighted Average Original LTV (%): 78.07

% First Liens: 100.00

% Owner Occupied: 96.64

% Purchase: 37.00

% Full Doc: 80.34

Non-Zero Weighted Average Credit Score: 640

2. Product Types

Product Types	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Fixed - 10 Year	6	417,717	0.17	6.955	119	66.89	644
Fixed - 15 Year	36	3,705,762	1.48	7.039	179	71.72	627
Fixed - 20 Year	21	2,078,262	0.83	6.971	239	78.04	637
Fixed - 25 Year	3	366,671	0.15	6.623	299	68.04	648
Fixed - 30 Year	401	49,683,825	19.86	7.145	359	74.44	637
Balloon - 15/30	9	1,241,894	0.50	6.876	179	80.00	674
ARM - 2 Year/6 Month	372	60,335,153	24.12	6.883	359	78.39	631
ARM - 3 Year/6 Month	687	101,797,609	40.70	6.956	359	79.38	636
Interest Only - ARM 2 Year/6 Month	67	14,739,525	5.89	6.021	359	79.76	679
Interest Only - ARM 3 Year/6 Month	68	14,518,242	5.80	6.243	359	80.08	666
Interest Only - Fixed - 30 Year	6	1,236,350	0.49	6.519	360	80.73	692

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

3. Range of Gross Interest Rates (%)

Range of Gross Interest Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
4.000 - 4.999	5	945,026	0.38	4.990	359	74.81	743
5.000 - 5.999	166	31,944,976	12.77	5.840	357	78.78	678
6.000 - 6.999	788	125,486,965	50.17	6.590	353	77.45	645
7.000 - 7.999	622	81,553,577	32.61	7.525	354	78.83	620
8.000 - 8.999	82	9,016,132	3.60	8.537	348	77.36	602
9.000 - 9.999	12	962,923	0.38	9.586	359	78.81	561
10.000 - 10.999	1	211,411	0.08	10.259	359	90.00	610

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

Minimum: 4.990

Maximum: 10.259

Weighted Average: 6.878

4. Range of Cut-off Date Principal Balances ($)

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
25,001 - 50,000	13	648,649	0.26	7.461	295	47.07	667
50,001 - 75,000	184	11,999,898	4.80	7.406	336	73.62	624
75,001 - 100,000	300	26,556,440	10.62	7.222	349	76.42	626
100,001 - 125,000	265	29,858,033	11.94	7.054	354	77.97	633
125,001 - 150,000	229	31,492,457	12.59	6.946	353	78.64	636
150,001 - 175,000	161	26,176,928	10.47	6.797	357	77.97	641
175,001 - 200,000	153	28,770,227	11.50	6.812	356	78.28	648
200,001 - 225,000	109	23,195,354	9.27	6.742	352	79.23	642
225,001 - 250,000	82	19,419,372	7.76	6.609	359	78.94	654
250,001 - 275,000	69	18,167,208	7.26	6.761	356	79.15	640
275,001 - 300,000	53	15,390,588	6.15	6.693	356	78.78	644
300,001 - 325,000	43	13,433,376	5.37	6.578	359	78.84	652
325,001 - 350,000	14	4,632,479	1.85	6.483	359	81.02	642
375,001 - 400,000	1	380,000	0.15	6.499	359	80.00	661

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

Minimum: 49,549

Maximum: 380,000

Average: 149,237

5. Stated Original Term (months)

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
120	6	417,717	0.17	6.955	119	66.89	644
180	46	5,024,410	2.01	6.996	179	74.04	638
240	21	2,078,262	0.83	6.971	239	78.04	637
300	3	366,671	0.15	6.623	299	68.04	648
360	1,600	242,233,950	96.85	6.875	359	78.19	640

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

Minimum: 120

Maximum: 360

Weighted Average: 355

6. Range of Stated Remaining Terms (months)

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
109 - 120	6	417,717	0.17	6.955	119	66.89	644
169 - 180	46	5,024,410	2.01	6.996	179	74.04	638
229 - 240	21	2,078,262	0.83	6.971	239	78.04	637
289 - 300	3	366,671	0.15	6.623	299	68.04	648
349 - 360	1,600	242,233,950	96.85	6.875	359	78.19	640

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

Minimum: 118

Maximum: 360

Weighted Average: 354

7. Range of Original LTV Ratios (%)

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
15.01 - 20.00	1	120,000	0.05	6.250	360	18.32	581
20.01 - 25.00	2	139,774	0.06	7.132	358	22.24	629
25.01 - 30.00	5	320,656	0.13	6.833	311	27.91	630
30.01 - 35.00	9	941,732	0.38	6.593	348	32.50	643
35.01 - 40.00	11	947,766	0.38	7.211	349	37.38	649
40.01 - 45.00	14	1,659,758	0.66	6.761	359	42.62	625
45.01 - 50.00	24	3,124,647	1.25	6.841	339	48.21	611
50.01 - 55.00	26	3,214,084	1.29	7.078	350	53.14	602
55.01 - 60.00	40	4,301,462	1.72	7.124	348	58.19	614
60.01 - 65.00	49	6,287,986	2.51	6.922	345	63.34	619
65.01 - 70.00	98	13,074,332	5.23	7.081	352	68.32	611
70.01 - 75.00	126	18,656,101	7.46	7.046	354	73.48	608
75.01 - 80.00	904	144,326,676	57.70	6.738	355	79.80	657
80.01 - 85.00	135	20,279,373	8.11	6.834	354	83.87	633
85.01 - 90.00	232	32,726,664	13.08	7.290	355	89.33	612

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

Minimum: 18.32

Maximum: 90.00

Weighted Average: 78.07

8. Range of Gross Margins (%)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Fixed Rate Loans	482	58,730,480	23.48	7.109	337	74.56	639
<= 3.500	4	790,212	0.32	4.990	359	80.00	748
3.501 - 4.000	9	1,932,118	0.77	5.430	359	79.90	696
4.001 - 4.500	114	21,094,965	8.43	5.851	359	78.99	676
4.501 - 5.000	232	42,536,611	17.01	6.286	359	79.03	655
5.001 - 5.500	287	47,499,383	18.99	6.704	359	78.70	640
5.501 - 6.000	245	36,154,273	14.45	7.106	359	78.79	629
6.001 - 6.500	199	27,807,865	11.12	7.614	359	79.88	614
6.501 - 7.000	76	10,154,886	4.06	7.887	359	80.83	612
7.001 - 7.500	14	1,933,284	0.77	8.681	359	80.24	580
7.501 - 8.000	10	1,131,217	0.45	8.891	359	77.75	623
8.001 - 8.500	3	229,772	0.09	9.761	358	84.57	554
8.501 - 9.000	1	125,944	0.05	9.990	359	90.00	575

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

Non-Zero Minimum: 3.490

Maximum: 8.990

Non-Zero Weighted Average: 5.473

9. Range of Minimum Mortgage Rates (%)

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Fixed Rate Loans	482	58,730,480	23.48	7.109	337	74.56	639
<=5.000	4	790,212	0.32	4.990	359	80.00	748
5.001 - 5.500	15	3,061,297	1.22	5.374	359	78.29	692
5.501 - 6.000	150	28,033,697	11.21	5.891	359	79.39	674
6.001 - 6.500	270	48,253,671	19.29	6.366	359	78.57	653
6.501 - 7.000	304	49,053,441	19.61	6.830	359	78.51	633
7.001 - 7.500	236	33,136,784	13.25	7.340	359	80.00	623
7.501 - 8.000	180	24,882,154	9.95	7.833	359	79.84	611
8.001 - 8.500	13	1,558,210	0.62	8.320	359	86.71	590
8.501 - 9.000	14	1,938,924	0.78	8.884	359	77.53	606
9.001 - 9.500	5	380,368	0.15	9.464	359	75.71	555
9.501 - 10.000	3	301,770	0.12	9.903	359	85.86	556

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

Non-Zero Minimum: 4.990

Maximum: 9.999

Non-Zero Weighted Average: 6.807

10. Range of Maximum Loan Rates (%)

Range of Maximum Loan Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Fixed Rate Loans	482	58,730,480	23.48	7.109	337	74.56	639
<= 12.500	19	3,851,510	1.54	5.295	359	78.64	703
12.501 - 13.000	150	28,033,697	11.21	5.891	359	79.39	674
13.001 - 13.500	270	48,253,671	19.29	6.366	359	78.57	653
13.501 - 14.000	304	49,053,441	19.61	6.830	359	78.51	633
14.001 - 14.500	236	33,136,784	13.25	7.340	359	80.00	623
14.501 - 15.000	180	24,882,154	9.95	7.833	359	79.84	611
15.001 - 15.500	13	1,558,210	0.62	8.320	359	86.71	590
15.501 - 16.000	14	1,938,924	0.78	8.884	359	77.53	606
16.001 - 16.500	5	380,368	0.15	9.464	359	75.71	555
16.501 - 17.000	3	301,770	0.12	9.903	359	85.86	556

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

Non-Zero Minimum: 11.990

Maximum: 16.999

Non-Zero Weighted Average: 13.807

11. Initial Periodic Cap (%)

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Fixed Rate Loans	482	58,730,480	23.48	7.109	337	74.56	639
1	4	553,722	0.22	7.188	359	82.84	629
1.5	1,190	190,836,806	76.30	6.805	359	79.14	640

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

Non-Zero Minimum: 1.000

Maximum: 1.500

Non-Zero Weighted Average: 1.499

12. Subsequent Periodic Cap (%)

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Fixed Rate Loans	482	58,730,480	23.48	7.109	337	74.56	639
1	4	553,722	0.22	7.188	359	82.84	629
1.5	1,190	190,836,806	76.30	6.805	359	79.14	640

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

Non-Zero Minimum: 1.000

Maximum: 1.500

Non-Zero Weighted Average: 1.499

13. Next Rate Adjustment Dates

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Fixed Rate Loans	482	58,730,480	23.48	7.109	337	74.56	639
Nov-05	9	1,441,016	0.58	6.768	357	71.89	651
Dec-05	101	17,216,137	6.88	6.799	358	78.32	641
Jan-06	178	28,929,469	11.57	6.783	359	79.92	635
Feb-06	151	27,488,055	10.99	6.584	360	77.90	645
Oct-06	2	237,820	0.10	7.076	356	84.30	589
Nov-06	7	1,142,824	0.46	6.881	357	76.56	665
Dec-06	235	36,284,594	14.51	6.834	358	79.02	644
Jan-07	327	50,812,286	20.32	6.883	359	79.92	634
Feb-07	184	27,838,327	11.13	6.877	360	79.31	645

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

14. Geographic Distribution of Mortgaged Properties

Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
California	492	94,457,339	37.76	6.525	358	77.07	651
Florida	164	21,346,921	8.53	7.305	353	78.44	633
Texas	143	15,724,332	6.29	7.253	335	77.11	633
Illinois	71	10,444,186	4.18	7.264	356	80.38	613
Maryland	53	9,103,224	3.64	7.190	343	78.88	631
Washington	55	8,428,429	3.37	6.597	359	78.32	650
Arizona	60	7,484,215	2.99	6.840	359	79.01	641
New Jersey	40	6,868,633	2.75	6.986	349	72.79	617
Pennsylvania	56	6,594,744	2.64	7.068	355	78.87	620
Nevada	32	5,327,306	2.13	6.800	359	79.90	644
Connecticut	33	5,078,484	2.03	7.009	348	76.54	617
Colorado	28	4,887,012	1.95	6.754	359	79.98	652
North Carolina	48	4,878,784	1.95	7.270	350	79.78	633
Michigan	41	4,639,495	1.85	7.270	348	83.92	624
Oregon	34	4,348,119	1.74	6.593	343	80.43	661
Other	326	40,509,787	16.20	7.120	353	78.94	634

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

Number of States/District of Columbia Represented: 44

15. Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Primary	1,597	241,719,183	96.64	6.868	354	78.39	639
Investment	71	7,695,572	3.08	7.176	352	69.43	647
Second Home	8	706,254	0.28	6.918	346	64.15	655

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

16. Property Type

Property Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Single Family Residence	1,335	194,022,405	77.57	6.899	354	78.24	639
Planned Unit Development	163	27,806,151	11.12	6.848	354	78.33	641
Condo	143	21,670,930	8.66	6.684	359	78.36	653
2-4 Family	35	6,621,523	2.65	6.996	345	71.14	625

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

17. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Refinance - Cashout	891	127,042,157	50.79	6.981	351	76.35	625
Purchase	551	92,544,553	37.00	6.687	358	80.14	665
Refinance - Rate Term	234	30,534,300	12.21	7.025	353	78.97	627

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

18. Documentation Level

Documentation Level	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
Full Documentation	1,376	200,942,794	80.34	6.816	353	78.65	634
Stated Documentation	299	49,034,414	19.60	7.125	357	75.76	661
Limited Documentation	1	143,801	0.06	7.899	359	65.41	645

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

19. Credit Score

Credit Score	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
525 - 549	74	9,341,685	3.73	7.300	355	69.44	539
550 - 574	138	18,447,093	7.38	7.438	353	77.19	563
575 - 599	184	25,811,906	10.32	7.292	352	78.18	588
600 - 624	260	36,268,607	14.50	7.102	351	77.53	613
625 - 649	402	60,683,054	24.26	6.812	356	79.07	637
650 - 674	275	43,803,469	17.51	6.700	355	78.73	661
675 - 699	173	28,727,449	11.49	6.581	356	78.64	686
700 - 724	72	11,088,190	4.43	6.494	354	78.05	710
725 - 749	52	9,100,012	3.64	6.486	348	79.49	736
750 - 774	34	4,718,136	1.89	6.272	347	77.65	758
775 - 799	11	1,891,407	0.76	5.957	359	76.21	784
800 +	1	240,000	0.10	5.250	359	80.00	806

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

Non-Zero Minimum: 525

Maximum: 806

Non-Zero Weighted Average: 640

20. Prepayment Penalty Term

Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
0	253	30,636,660	12.25	7.256	343	76.37	627
6	20	1,855,212	0.74	7.075	355	77.67	623
12	68	12,527,832	5.01	6.949	357	77.48	634
18	2	336,052	0.13	7.370	358	74.14	685
24	250	45,415,237	18.16	6.566	359	78.17	648
30	4	559,105	0.22	7.510	359	79.82	653
36	1,079	158,790,911	63.49	6.883	354	78.42	640

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

Non-Zero Minimum: 6

Maximum: 36

Non-Zero Weighted Average: 32

21. Lien Position

Lien Position	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Original LTV	Weighted Average FICO Score
1st Lien	1,676	250,121,009	100.00	6.878	354	78.07	640

Total:	1,676	250,121,009	100.00	6.878	354	78.07	640

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